UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07177

Name of Fund: BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 01/31/2012

Date of reporting period: 01/31/2012

Item 1 – Report to Stockholders

January 31, 2012

Annual Report

BlackRock Mid Cap Value Opportunities Fund | of BlackRock Mid Cap Value Opportunities Series, Inc.

Not FDIC Insured • No Bank Guarantee • May Lose Value

2	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2012

Dear Shareholder

Early in 2011, global financial market action was dominated by political revolutions in the Middle East and North Africa, soaring prices of oil and other commodities, and natural disasters in Japan resulting in global supply chain disruptions. But corporate earnings were strong and the global economic recovery appeared to be on track. Investors demonstrated steadfast confidence as risk assets, including equities, commodities and high yield bonds, charged forward. Markets reversed sharply in May, however, when escalating political strife in Greece rekindled fears about sovereign debt problems spreading across Europe. Concurrently, global economic indicators signaled that the recovery had slowed. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. On August 5th, Standard & Poor’s downgraded the US government’s credit rating and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as Greece teetered on the brink of default, debt problems escalated in Italy and Spain, and exposure to European sovereign bonds stressed banks globally. Financial markets whipsawed on hopes and fears. Macro news flow became a greater influence on trading decisions than the fundamentals of the securities traded, resulting in highly correlated asset prices. By the end of the third quarter, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries and gold had rallied to historic highs.

October brought enough positive economic data to assuage fears of a global double-dip recession. Additionally, European leaders began to show progress toward stemming the region’s debt crisis. Investors came back from the sidelines and risk assets rallied through the month. Eventually, a lack of definitive details about Europe’s rescue plan raised doubts among investors and thwarted the rally at the end of October. The last two months of 2011 saw political instability in Greece, unsustainable yields on Italian bonds, and US policymakers in gridlock over budget issues. Global central bank actions and improving economic data invigorated investors, but confidence was easily tempered by sobering news flow. Sentiment improved in the New Year as investors saw bright spots in global economic data, particularly from the United States, China and Germany. International and emerging markets rebounded strongly through January. US stocks rallied on solid improvement in the domestic labor market and indications from the Federal Reserve that interest rates would remain low through 2014. Nonetheless, investors maintained caution as US corporate earnings began to weaken and a European recession appeared inevitable.

US equities and high yield bonds recovered their late-summer losses and posted positive returns for both the 6- and 12-month periods ended January 31, 2012. International markets, however, experienced some significant downturns in 2011 and remained in negative territory despite a strong rebound at the end of the period. Fixed income securities benefited from declining yields and delivered positive returns for the 6- and 12-month periods. US Treasury bonds outperformed other fixed income classes despite their quality rating downgrade, while municipal bonds also delivered superior results. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Many of the themes that caused uncertainty in 2011 remain unresolved. For investors, the risks are daunting. BlackRock remains committed to helping you keep your financial goals on track in this challenging environment.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“BlackRock remains committed to helping you keep your financial goals on track in this challenging environment.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2012

	6-month	12-month

US large cap equities	2.71%	4.22%
(S&P 500® Index)

US small cap equities	0.22	2.86
(Russell 2000® Index)

International equities	(10.42)	(9.59)
(MSCI Europe, Australasia,
Far East Index)

Emerging market equities	(9.56)	(6.64)
(MSCI Emerging Markets
Index)

3-month Treasury	0.02	0.09
bill (BofA Merrill Lynch
3-Month Treasury
Bill Index)

US Treasury securities	10.81	18.49
(BofA Merrill Lynch 10-
Year US Treasury Index)

US investment grade	4.25	8.66
bonds (Barclays
Capital US Aggregate
Bond Index)

Tax exempt municipal	7.25	14.40
bonds (S&P Municipal
Bond Index)

US high yield bonds	1.84	5.81
(Barclays Capital US
Corporate High Yield 2%
Issuer Capped Index)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of January 31, 2012

Investment Objective

BlackRock Mid Cap Value Opportunities Fund’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income, by investing in securities, primarily equity securities that Fund management believes are undervalued and therefore represent an investment value.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended January 31, 2012, the Fund outperformed its benchmark, the S&P MidCap 400® Value Index.

What factors influenced performance?

•	Stock selection in several sectors contributed positively to the Fund’s performance for the period. Within consumer discretionary, selection in retailers was beneficial, with notable performance from holdings in Limited Brands, Inc. and Dollar Tree, Inc. Holdings in toymaker Mattel, Inc. and hotel company Wyndham Worldwide Corp. were also standout performers in the sector. In energy, the Fund benefited from its preference for companies with exposure to shale gas, including Petrohawk Energy Corp., Cabot Oil & Gas Corp. and HollyFrontier Corp. Stock selection in the health care sector contributed positively, with particular strength across the Fund’s biotechnology holdings and strong performance from health care providers Omnicare, Inc. and Health Net, Inc., as well as life science service provider Pharmaceutical Product Development, Inc. Finally, the Fund benefited from selection in information technology (“IT”), where key outperformers included communications equipment company Motorola Mobility Holdings, Inc. and software makers IAC/InterActiveCorp. and Nuance Communications, Inc.
•	Negative performance during the period came from the industrials sector, where an underweight and selection in the road & rail industry detracted from returns. Stock selection within the machinery industry and the absence of trading companies in the portfolio also had a negative impact.

Describe recent portfolio activity.

•	During the period, the Fund increased exposure to the IT sector, most notably within communications equipment, computers and semiconductors, while decreasing exposure to software companies. The Fund also increased exposure to industrials, especially in aerospace and airlines names, as well as the consumer discretionary sector, most notably in luxury goods and specialty retailers. Conversely, the Fund decreased exposure to financials, exiting several positions in real estate investment trusts and capital markets. In energy, the Fund reduced exposure to energy services companies. The Fund also decreased its allocations to the utilities sector and cash.

Describe portfolio positioning at period end.

•	At the end of the period, the Fund was overweight relative to the S&P MidCap 400® Value Index in the health care, IT and energy sectors, while it was underweight in financials, industrials, materials and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Omnicare, Inc.	2%
Brookdale Senior Living, Inc.	2
Health Net, Inc.	2
United Therapeutics Corp.	2
CBRE Group, Inc.	2
Forest City Enterprises, Inc., Class A.	1
Tenet Healthcare Corp.	1
CareFusion Corp.	1
Coventry Health Care, Inc.	1
Hospira, Inc	1

Sector Allocations	Percent of Long-Term Investments
Financials	22%
Information Technology	15
Industrials	14
Health Care	13
Consumer Discretionary	11
Energy	9
Materials	6
Utilities	6
Consumer Staples	3
Telecommunication Services	1

For Fund compliance purposes, the Fund's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

4	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2012

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund normally invests at least 80% of its assets in equity securities of mid cap companies.
[3]	This unmanaged index measures the performance of the mid-capitalization value sector of the US equity market. It is a subset of the S&P MidCap 400® Index and consists of those stocks in the S&P MidCap 400® Index exhibiting the strongest value characteristics, as determined by the index provider, representing approximately 50% of the market capitalization of the S&P MidCap 400® Index.

Performance Summary for the Period Ended January 31, 2012

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.07%	3.10%	N/A	3.20%	N/A	6.53%	N/A
Investor A	0.87	2.73	(2.66)%	2.85	1.75%	6.21	5.64%
Investor B	0.44	1.78	(2.72)	1.98	1.65	5.54	5.54
Investor C	0.38	1.69	0.69	1.83	1.83	5.27	5.27
Class R	0.68	2.33	N/A	2.44	N/A	5.92	N/A
S&P MidCap 400® Value Index	1.45	1.09	N/A	1.96	N/A	7.37	N/A

[4]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value August 1, 2011	Ending Account Value January 31, 2012	Expenses Paid During the Period[5]	Beginning Account Value August 1, 2011	Ending Account Value January 31, 2012	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,010.70	$4.56	$1,000.00	$1,020.65	$4.58	0.90%
Investor A	$1,000.00	$1,008.70	$6.38	$1,000.00	$1,018.88	$6.41	1.26%
Investor B.	$1,000.00	$1,004.40	$11.06	$1,000.00	$1,014.17	$11.12	2.19%
Investor C	$1,000.00	$1,003.80	$11.06	$1,000.00	$1,014.14	$11.12	2.19%
Class R	$1,000.00	$1,006.80	$8.30	$1,000.00	$1,016.92	$8.34	1.64%

[5]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2012	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.
•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).
•	Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.
•	Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% and a service fee of 0.25% per year.
•	Class R Shares do not incur a maximum initial sales charge (front-end load) or CDSC. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain retirement plans. Prior to February 4, 2003, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund’s investment advisor waived a portion of its investment advisory fee. Without such waiver, the Fund’s performance would have been lower.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on August 1, 2011 and held through January 31, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2012

Schedule of Investments January 31, 2012	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 2.1%
Alliant Techsystems, Inc.	59,300	$3,523,013
Curtiss-Wright Corp.	64,600	2,413,456
Spirit AeroSystems Holdings, Inc., Class A (a)	129,600	2,947,104
		8,883,573
Airlines — 0.9%
Delta Air Lines, Inc. (a)	347,000	3,660,850
Auto Components — 0.5%
TRW Automotive Holdings Corp. (a)	52,000	1,951,040
Automobiles — 0.3%
Thor Industries, Inc.	43,900	1,345,974
Biotechnology — 1.5%
United Therapeutics Corp. (a)	134,800	6,629,464
Capital Markets — 0.4%
Jefferies Group, Inc.	114,300	1,738,503
Chemicals — 2.1%
Cytec Industries, Inc.	76,000	3,789,360
FMC Corp.	44,200	4,096,456
Huntsman Corp.	92,800	1,181,344
		9,067,160
Commercial Banks — 5.1%
Associated Banc-Corp.	37,900	472,234
BancorpSouth, Inc.	236,500	2,655,895
Bank of Hawaii Corp.	12,200	557,784
Commerce Bancshares, Inc.	14,999	582,261
Cullen/Frost Bankers, Inc.	38,800	2,159,996
East-West Bancorp, Inc.	167,500	3,678,300
FirstMerit Corp.	133,100	2,088,339
Hancock Holding Co.	82,900	2,752,280
Synovus Financial Corp.	1,367,900	2,380,146
Webster Financial Corp.	205,500	4,356,600
		21,683,835
Communications Equipment — 2.4%
Brocade Communications Systems, Inc. (a)	356,000	1,997,160
JDS Uniphase Corp. (a)	170,600	2,164,914
Juniper Networks, Inc. (a)(b)	133,900	2,802,527
Polycom, Inc. (a)	175,800	3,507,210
		10,471,811
Computers & Peripherals — 1.6%
NCR Corp. (a)	223,900	4,193,647
QLogic Corp. (a)(b)	165,700	2,869,924
		7,063,571
Construction & Engineering — 1.5%
Jacobs Engineering Group, Inc. (a)	50,800	2,273,808
KBR, Inc.	46,100	1,481,654
URS Corp. (a)(b)	66,600	2,740,590
		6,496,052

Common Stocks	Shares	Value

Construction Materials — 0.4%
Martin Marietta Materials, Inc.	21,200	$1,749,212
Consumer Finance — 0.5%
Discover Financial Services, Inc.	77,300	2,101,014
Containers & Packaging — 1.8%
Bemis Co.	33,500	1,047,880
Owens-Illinois, Inc. (a)	164,700	3,961,035
Packaging Corp. of America	12,475	351,046
Sonoco Products Co.	80,600	2,522,780
		7,882,741
Distributors — 0.3%
Genuine Parts Co.	23,300	1,486,074
Diversified Consumer Services — 0.4%
Regis Corp.	105,900	1,815,126
Diversified Telecommunication Services — 0.8%
CenturyLink, Inc.	92,006	3,406,982
Electric Utilities — 1.6%
Hawaiian Electric Industries, Inc.	112,300	2,914,185
Northeast Utilities, Inc.	98,600	3,426,350
Pinnacle West Capital Corp.	13,500	638,010
		6,978,545
Electrical Equipment — 0.8%
Ametek, Inc.	71,000	3,337,000
Electronic Equipment, Instruments
& Components — 2.4%
Arrow Electronics, Inc. (a)(b)	86,800	3,583,972
Avnet, Inc. (a)	112,200	3,912,414
Ingram Micro, Inc., Class A (a)	147,200	2,793,856
		10,290,242
Energy Equipment & Services — 1.7%
Dresser-Rand Group, Inc. (a)	51,600	2,643,468
Patterson-UTI Energy, Inc.	145,300	2,741,811
Superior Energy Services, Inc. (a)(b)	72,400	2,064,124
		7,449,403
Food Products — 1.7%
Corn Products International, Inc.	39,700	2,202,953
The J.M. Smucker Co.	23,800	1,874,964
Smithfield Foods, Inc. (a)(b)	74,900	1,672,517
Tyson Foods, Inc., Class A	89,500	1,668,280
		7,418,714
Gas Utilities — 0.9%
UGI Corp.	138,800	3,735,108
Health Care Equipment & Supplies — 2.3%
Alere, Inc. (a)	150,400	3,632,160
CareFusion Corp. (a)	255,000	6,107,250
		9,739,410
Health Care Providers & Services — 8.3%
Brookdale Senior Living, Inc. (a)	411,500	7,242,400
Coventry Health Care, Inc. (a)	201,500	6,059,105

Portfolio Abbreviation

To simplify the listings of portfolio holdings in the Schedules of Investments, the names	FKA	Formerly Known As
and descriptions of many of the securities have been abbreviated according to the following list:

See Notes to Financial Statements.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2012	7

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Health Care Providers & Services (concluded)
Health Net, Inc. (a)	184,200	$6,951,708
Omnicare, Inc.	224,600	7,373,618
Tenet Healthcare Corp. (a)(b)	1,164,700	6,161,263
Universal Health Services, Inc., Class B	41,400	1,709,406
		35,497,500
Hotels, Restaurants & Leisure — 1.4%
Darden Restaurants, Inc.	43,500	1,995,345
Dunkin' Brands Group, Inc. (a)	17,100	472,815
Wyndham Worldwide Corp.	85,600	3,403,456
		5,871,616
Household Durables — 2.5%
Jarden Corp.	66,500	2,240,385
Lennar Corp., Class A	131,200	2,819,488
Newell Rubbermaid, Inc.	160,800	2,969,976
NVR, Inc. (a)(b)	3,600	2,495,700
		10,525,549
Household Products — 1.3%
Church & Dwight Co., Inc.	23,000	1,043,510
The Clorox Co.	19,200	1,318,272
Energizer Holdings, Inc. (a)	42,700	3,293,024
		5,654,806
Insurance — 7.6%
American Financial Group, Inc.	58,500	2,145,195
Arthur J. Gallagher & Co.	78,100	2,603,854
Everest Re Group Ltd.	51,400	4,389,560
Fidelity National Financial, Inc., Class A	280,600	5,104,114
Kemper Corp.	108,900	3,241,953
Mercury General Corp.	68,900	3,010,930
Reinsurance Group of America, Inc.	39,300	2,141,457
Transatlantic Holdings, Inc.	84,700	4,696,615
W.R. Berkley Corp.	148,800	5,099,376
		32,433,054
Internet Software & Services — 1.0%
IAC/InterActiveCorp.	50,251	2,164,311
Monster Worldwide, Inc. (a)(b)	317,900	2,288,880
		4,453,191
IT Services — 1.6%
Acxiom Corp. (a)	199,700	2,739,884
Amdocs Ltd. (a)	75,700	2,228,608
Convergys Corp. (a)(b)	134,100	1,784,871
		6,753,363
Leisure Equipment & Products — 0.9%
Mattel, Inc.	129,100	4,002,100
Machinery — 7.4%
AGCO Corp. (a)	77,600	3,952,168
Dover Corp.	66,600	4,223,106
Harsco Corp.	64,200	1,427,166
IDEX Corp.	67,300	2,726,996
Kennametal, Inc.	62,800	2,707,308
Navistar International Corp. (a)	59,600	2,580,084
Parker Hannifin Corp.	44,500	3,590,260
SPX Corp.	55,200	3,843,576
Terex Corp. (a)(b)	94,000	1,861,200
Timken Co.	100,500	4,907,415
		31,819,279

Common Stocks	Shares	Value

Media — 0.2%
Harte-Hanks, Inc.	73,404	$708,349
Metals & Mining — 1.4%
Carpenter Technology Corp.	54,700	2,870,656
Cliffs Natural Resources, Inc.	42,000	3,034,500
		5,905,156
Multi-Utilities — 3.1%
Alliant Energy Corp.	93,822	3,977,115
MDU Resources Group, Inc.	189,100	4,042,958
OGE Energy Corp.	57,200	3,023,592
Wisconsin Energy Corp.	71,700	2,437,800
		13,481,465
Multiline Retail — 0.4%
Dollar Tree, Inc. (a)(b)	20,600	1,747,086
Oil, Gas & Consumable Fuels — 7.2%
Arch Coal, Inc.	168,600	2,432,898
Bill Barrett Corp. (a)(b)	59,500	1,643,390
Cabot Oil & Gas Corp.	60,000	1,914,000
Energen Corp.	44,900	2,162,833
HollyFrontier Corp.	154,054	4,519,944
Oasis Petroleum, Inc. (a)	143,500	4,841,690
SM Energy Co.	76,000	5,516,080
Ultra Petroleum Corp. (a)(b)	154,700	3,717,441
Whiting Petroleum Corp. (a)	82,100	4,112,389
		30,860,665
Paper & Forest Products — 0.6%
MeadWestvaco Corp.	80,900	2,381,696
Pharmaceuticals — 1.4%
Hospira, Inc. (a)(b)	170,100	5,861,646
Professional Services — 0.4%
Manpower, Inc.	46,800	1,877,148
Real Estate Investment Trusts (REITs) — 4.3%
BioMed Realty Trust, Inc.	125,800	2,336,106
CommonWealth REIT	136,275	2,680,529
Corporate Office Properties Trust (b)	165,900	4,019,757
Dupont Fabros Technology, Inc. (b)	185,200	4,722,600
Kilroy Realty Corp. (b)	56,100	2,335,443
Omega Healthcare Investors, Inc. (b)	122,100	2,544,564
		18,638,999
Real Estate Management & Development — 3.0%
CBRE Group, Inc. (FKA CB Richard Ellis Group, Inc.) (a) 339,900		6,560,070
Forest City Enterprises, Inc., Class A (a)	470,900	6,182,917
		12,742,987
Road & Rail — 0.6%
Con-way, Inc.	80,600	2,558,244
Semiconductors & Semiconductor Equipment — 2.8%
Atmel Corp. (a)(b)	346,600	3,365,486
Fairchild Semiconductor International, Inc. (a)	220,200	3,078,396
ON Semiconductor Corp. (a)	348,300	3,030,210
RF Micro Devices, Inc. (a)(b)	491,000	2,450,090
		11,924,182
Software — 2.6%
CA, Inc.	107,300	2,766,194
Compuware Corp. (a)	406,200	3,184,608
Electronic Arts, Inc. (a)	143,700	2,668,509
Synopsys, Inc. (a)	88,700	2,588,266
		11,207,577

See Notes to Financial Statements.

8	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2012

Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Specialty Retail — 3.0%
American Eagle Outfitters, Inc.	109,527	$1,543,235
Collective Brands, Inc. (a)(b)	144,600	2,409,036
Dick's Sporting Goods, Inc.	47,700	1,965,717
Foot Locker, Inc.	62,757	1,646,744
Guess?, Inc.	54,500	1,635,000
Limited Brands, Inc.	92,000	3,851,120
		13,050,852
Textiles, Apparel & Luxury Goods — 1.5%
Hanesbrands, Inc. (a)(b)	139,400	3,429,240
PVH Corp. (FKA Phillips-Van Heusen Corp.)	41,400	3,195,666
		6,624,906
Thrifts & Mortgage Finance — 1.1%
First Niagara Financial Group, Inc.	295,200	2,825,064
People's United Financial, Inc.	165,500	2,040,615
		4,865,679
Total Long-Term Investments
(Cost — $354,597,394) — 99.6%		427,828,499

Short-Term Securities	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money
Market Series, 0.24% (c)(d)(e)	$47,654	47,654,480
Total Short-Term Securities
(Cost — $47,654,480) — 11.1%		47,654,480
Total Investments (Cost — $402,251,874) 110.7%		475,482,979
Liabilities in Excess of Other Assets — (10.7)%		(45,821,408)
Net Assets — 100.0%		$429,661,571

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliate	Shares/ Beneficial Interest Held at January 31, 2011	Net Activity	Shares/ Beneficial Interest Held at January 31, 2012	Realized Gain	Income
BlackRock
Liquidity
Funds,
TempFund,
Institutional
Class	6,880,283	(6,880,283)	—	$191	$12,848
BlackRock
Liquidity
Series, LLC
Money
Market
Series	$11,316,050	$36,338,430	$47,654,480	—	$40,598

(d)	Represents the current yield as of report date.
(e)	Security was purchased with the cash collateral from loaned securities.
•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund's own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund's perceived risk of investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of January 31, 2012 in determining the fair valuation of the Fund's investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments[1]	$427,828,499	—	—	$427,828,499
Short-Term Securities	—	$47,654,480	—	47,654,480
Total	$427,828,499	$47,654,480	—	$475,482,979

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2012	9

Statement of Assets and Liabilities

January 31, 2012

Assets

Investments at value — unaffiliated (including securities loaned of $46,267,830) (cost — $354,597,394)	$427,828,499
Investments at value — affiliated (cost — $47,654,480)	47,654,480
Investments sold receivable	9,666,178
Capital shares sold receivable	808,724
Dividends receivable — unaffiliated	282,752
Securities lending income receivable — affiliated	6,199
Dividends receivable — affiliated	488
Prepaid expenses	12,664
Total assets	486,259,984

Liabilities

Collateral on securities loaned at value	47,654,480
Bank overdraft	3,162,370
Investments purchased payable	3,857,923
Capital shares redeemed payable	1,263,316
Investment advisory fees payable	233,800
Service and distribution fees payable	122,791
Officer's and Directors' fees payable	8,307
Other affiliates payable	1,312
Other accrued expenses payable	294,114
Total liabilities	56,598,413
Net Assets	$429,661,571

Net Assets Consist of

Paid-in capital	$410,887,717
Undistributed net investment income	974,833
Accumulated net realized loss	(55,432,084)
Net unrealized appreciation/depreciation	73,231,105
Net Assets	$429,661,571

Net Asset Value

Institutional — Based on net assets of $120,322,120 and 6,715,644 shares outstanding, 20 million shares authorized, $0.10 par value	$17.92
Investor A — Based on net assets of $182,931,204 and 10,490,487 shares outstanding, 40 million shares authorized, $0.10 par value	$17.44
Investor B — Based on net assets of $5,892,723 and 369,041 shares outstanding, 40 million shares authorized, $0.10 par value	$15.97
Investor C — Based on net assets of $63,271,648 and 4,041,897 shares outstanding, 40 million shares authorized, $0.10 par value	$15.65
Class R — Based on net assets of $57,243,876 and 3,529,378 shares outstanding, 40 million shares authorized, $0.10 par value	$16.22

See Notes to Financial Statements.

10	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2012

Statement of Operations

Year Ended January 31, 2012

Investment Income

Dividends — unaffiliated	$6,367,526
Securities lending — affiliated	40,598
Dividends — affiliated	12,848
Total income	6,420,972

Expenses

Investment advisory	2,643,112
Service — Investor A	439,226
Service and distribution — Investor B	71,096
Service and distribution — Investor C	671,601
Service and distribution — Class R	321,790
Transfer agent — Institutional	121,495
Transfer agent — Investor A	365,874
Transfer agent — Investor B	27,832
Transfer agent — Investor C	275,225
Transfer agent — Class R	220,865
Accounting services	87,251
Printing	83,085
Registration	81,298
Professional	77,660
Custodian	36,165
Officer and Directors	31,593
Miscellaneous	31,086
Total expenses	5,586,254
Less fees waived by advisor	(8,116)
Total expenses after fees waived	5,578,138
Net investment income	842,834

Realized and Unrealized Gain (Loss)

Net realized gain from:
Investments — unaffiliated	27,452,583
Investments — affiliated	191
27,452,774
Net change in unrealized appreciation/depreciation on investments	(18,920,173)
Total realized and unrealized gain	8,532,601
Net Increase in Net Assets Resulting from Operations	$9,375,435

See Notes to Financial Statements.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2012	11

Statements of Changes in Net Assets

	Year Ended January 31,
Increase (Decrease) in Net Assets:	2012	2011
Operations
Net investment income	$842,834	$1,212,981
Net realized gain	27,452,774	30,099,830
Net change in unrealized appreciation/depreciation	(18,920,173)	60,509,284
Net increase in net assets resulting from operations	9,375,435	91,822,095

Dividends to Shareholders From
Net investment income:
Institutional	(569,780)	—
Investor A	(706,649)	—
Decrease in net assets resulting from dividends to shareholders	(1,276,429)	—

Capital Share Transactions
Net increase in net assets derived from capital share transactions	34,879,662	12,995,785

Net Assets
Total increase in net assets	42,978,668	104,817,880
Beginning of year	386,682,903	281,865,023
End of year	$429,661,571	$386,682,903
Undistributed net investment income	$974,833	$1,276,426

See Notes to Financial Statements.

12	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2012

Financial Highlights

	Institutional
	Year Ended January 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$17.48	$13.08	$9.37	$14.80	$18.79
Net investment income[1]	0.12	0.14	0.06	0.11	0.05
Net realized and unrealized gain (loss)	0.43	4.26	3.73	(5.42)	(0.81)
Net increase (decrease) from investment operations	0.55	4.40	3.79	(5.31)	(0.76)
Dividends and distributions from:
Net investment income	(0.11)	—	(0.08)	—	—
Net realized gain	—	—	—	(0.12)	(3.23)
Total dividends and distributions	(0.11)	—	(0.08)	(0.12)	(3.23)
Net asset value, end of year	$17.92	$17.48	$13.08	$9.37	$14.80

Total Investment Return[2]
Based on net asset value	3.10%	33.64%	40.63%[3]	(36.16)%	(5.36)%

Ratios to Average Net Assets
Total expenses	0.89%	0.94%	1.04%	0.98%	0.93%
Total expenses after fees waived	0.88%	0.94%	1.04%	0.98%	0.93%
Net investment income	0.70%	0.93%	0.53%	0.84%	0.29%

Supplemental Data
Net assets, end of year (000)	$120,322	$83,905	$60,549	$46,590	$78,988
Portfolio turnover	68%	54%	106%	154%	148%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Includes proceeds received from a settlement of litigation which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 40.20%.

See Notes to Financial Statements.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2012	13

Financial Highlights (continued)

	Investor A
	Year Ended January 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$17.04	$12.79	$9.16	$14.52	$18.49
Net investment income (loss)[1]	0.06	0.09	0.02	0.06	(0.00)[2]
Net realized and unrealized gain (loss)	0.41	4.16	3.65	(5.30)	(0.79)
Net increase (decrease) from investment operations	0.47	4.25	3.67	(5.24)	(0.79)
Dividends and distributions from:
Net investment income	(0.07)	—	(0.04)	—	—
Net realized gain	—	—	—	(0.12)	(3.18)
Total dividends and distributions	(0.07)	—	(0.04)	(0.12)	(3.18)
Net asset value, end of year	$17.44	$17.04	$12.79	$9.16	$14.52

Total Investment Return[3]
Based on net asset value	2.73%	33.23%	40.10%[4]	(36.39)%	(5.64)%

Ratios to Average Net Assets
Total expenses	1.22%	1.28%	1.42%	1.36%	1.24%
Total expenses after fees waived	1.21%	1.28%	1.42%	1.36%	1.24%
Net investment income (loss)	0.36%	0.59%	0.17%	0.46%	(0.02)%

Supplemental Data
Net assets, end of year (000)	$182,931	$152,037	$101,184	$64,948	$110,362
Portfolio turnover	68%	54%	106%	154%	148%

[1]	Based on average shares outstanding.
[2]	Amount is less than $(0.01) per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Includes proceeds received from a settlement of litigation which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 39.66%.

See Notes to Financial Statements.

14	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2012

Financial Highlights (continued)

	Investor B
	Year Ended January 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$15.69	$11.88	$8.55	$13.66	$17.54
Net investment loss[1]	(0.09)	(0.04)	(0.08)	(0.04)	(0.14)
Net realized and unrealized gain (loss)	0.37	3.85	3.41	(4.96)	(0.74)
Net increase (decrease) from investment operations	0.28	3.81	3.33	(5.00)	(0.88)
Distributions from net realized gain	—	—	—	(0.11)	(3.00)
Net asset value, end of year	$15.97	$15.69	$11.88	$8.55	$13.66

Total Investment Return[2]
Based on net asset value	1.78%	32.07%	38.95%[3]	(36.91)%	(6.38)%

Ratios to Average Net Assets
Total expenses	2.15%	2.17%	2.26%	2.12%	2.04%
Total expenses after fees waived	2.15%	2.17%	2.26%	2.12%	2.04%
Net investment loss	(0.56)%	(0.27)%	(0.77)%	(0.34)%	(0.83)%

Supplemental Data
Net assets, end of year (000)	$5,893	$8,551	$12,708	$20,131	$46,499
Portfolio turnover	68%	54%	106%	154%	148%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Includes proceeds received from a settlement of litigation which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 38.60%.

See Notes to Financial Statements.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2012	15

Financial Highlights (continued)

	Investor C
	Year Ended January 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$15.39	$11.67	$8.41	$13.47	$17.36
Net investment loss[1]	(0.09)	(0.05)	(0.09)	(0.06)	(0.16)
Net realized and unrealized gain (loss)	0.35	3.77	3.35	(4.90)	(0.72)
Net increase (decrease) from investment operations	0.26	3.72	3.26	(4.96)	(0.88)
Distributions from net realized gain	—	—	—	(0.10)	(3.01)
Net asset value, end of year	$15.65	$15.39	$11.67	$8.41	$13.47

Total Investment Return[2]
Based on net asset value	1.69%	31.88%	38.76%[3]	(37.06)%	(6.50)%

Ratios to Average Net Assets
Total expenses	2.17%	2.27%	2.48%	2.35%	2.15%
Total expenses after fees waived	2.16%	2.27%	2.47%	2.35%	2.15%
Net investment loss	(0.58)%	(0.39)%	(0.92)%	(0.54)%	(0.93)%

Supplemental Data
Net assets, end of year (000)	$63,272	$70,795	$57,113	$47,034	$85,547
Portfolio turnover	68%	54%	106%	154%	148%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Includes proceeds received from a settlement of litigation which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 38.29%.

See Notes to Financial Statements.

16	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2012

Financial Highlights (concluded)

	Class R
	Year Ended January 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$15.85	$11.94	$8.56	$13.63	$17.58
Net investment income (loss)[1]	(0.00)[2]	0.03	(0.02)	0.01	(0.07)
Net realized and unrealized gain (loss)	0.37	3.88	3.40	(4.97)	(0.74)
Net increase (decrease) from investment operations	0.37	3.91	3.38	(4.96)	(0.81)
Dividends and distributions from:
Net investment income	—	—	(0.00)[2]	—	—
Net realized gain	—	—	—	(0.11)	(3.14)
Total dividends and distributions	—	—	(0.00)[2]	(0.11)	(3.14)
Net asset value, end of year	$16.22	$15.85	$11.94	$8.56	$13.63

Total Investment Return[3]
Based on net asset value	2.33%	32.75%	39.50%[4]	(36.66)%	(6.02)%

Ratios to Average Net Assets
Total expenses	1.60%	1.65%	1.81%	1.78%	1.64%
Total expenses after fees waived	1.60%	1.65%	1.80%	1.78%	1.64%
Net investment income (loss)	(0.02)%	0.22%	(0.22)%	0.07%	(0.39)%

Supplemental Data
Net assets, end of year (000)	$57,244	$71,394	$50,310	$33,540	$49,550
Portfolio turnover	68%	54%	106%	154%	148%

[1]	Based on average shares outstanding.
[2]	Amount is less than $(0.01) per share.
[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[4]	Includes proceeds received from a settlement of litigation which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 39.15%.

See Notes to Financial Statements.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2012	17

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Mid Cap Value Opportunities Fund (the “Fund”) of BlackRock Mid Cap Value Opportunities Series, Inc. (the “Series”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the "Board"). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System ("NASDAQ") are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying Fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the

18	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2012

Notes to Financial Statements (continued)

current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended January 31, 2012, any securities on loan were collateralized by cash.

Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's US federal tax returns remains open for each of the four years ended January 31, 2012. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In May 2011, the Financial Accounting Standards Board (the”FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

In December 2011, the FASB issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financials instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. ("PNC") and Barclays Bank PLC ("Barclays") are the largest stockholders of BlackRock, Inc. ("BlackRock"). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Series, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, from February 1, 2011 through May 31, 2011, the Fund paid the Manager a monthly fee at an annual rate of 0.65% of the Fund’s average daily net assets.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2012	19

Notes to Financial Statements (continued)

Effective June 1, 2011, the Fund pays the Manager a monthly fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 billion	0.65%
$1 billion – $3 billion	0.61%
$3 billion – $5 billion	0.59%
$5 billion – $10 billion	0.57%
Greater than $10 billion	0.55%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund's investment in other affiliated investment companies, if any. This amount is shown as, or included in, fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the year ended January 31, 2012, the Fund reimbursed the Manager $4,182 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Series, on behalf of the Fund, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

For the year ended January 31, 2012, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund's Investor A Shares, which totaled $12,906.

For the year ended January 31, 2012, affiliates received the following CDSC relating to transactions in Investor B and Investor C shares:

Investor B	$2,384
Investor C	$3,072

Furthermore, affiliates received contingent deferred sales charges of $5,154 relating to transactions subject to front-end sales charge waivers on Investor A Shares.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended January 31, 2012, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$861
Investor A	$3,432
Investor B	$324
Investor C	$1,854
Class R	$931

The Series, on behalf of the Fund, received an exemptive order from the Securities and Exchange Commission (“SEC”) permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The share of income earned by the Fund on such investments is shown as securities lending — affiliated in the Statement of Operations. For the year ended January 31, 2012, BIM received $15,692 in securities lending agent fees related to securities lending activities for the Fund.

20	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2012

Notes to Financial Statements (continued)

Certain officers and/or directors of the Series are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Fund's Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities for the year ended January 31, 2012, were $312,600,809 and $273,456,812, respectively.

4. Borrowings:

The Series, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010 to November 2011, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on the Fund's pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. The credit agreement, which expired in November 2011, was renewed until November 2012. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Fund's pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The Fund did not borrow under the credit agreement during the year ended January 31, 2012.

5. Income Taxes:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent difference as of January 31, 2012 attributable to income recognized from real estate investment trusts was reclassified to the following accounts:

Undistributed net investment income	$132,002
Accumulated net realized loss	$(132,002)

The tax character of distributions paid during the fiscal years ended January 31, 2012 and January 31, 2011 was as follows:

	1/31/2012	1/31/2011
Ordinary income	$1,276,429	—

As of January 31, 2012, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$974,833
Capital loss carryforwards	(51,277,352)
Net unrealized gains[1]	69,076,373
Total	$18,773,854

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales.

As of January 31, 2012, the Fund had a capital loss carryforward of $51,277,352 available to offset future realized capital gains, all of which expires January 31, 2018.

As of January 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$406,406,606
Gross unrealized appreciation	$83,160,790
Gross unrealized depreciation	(14,084,417)
Net unrealized appreciation	$69,076,373

6. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund's exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund's Statement of Assets and Liabilities, less any collateral held by the Fund.

As of January 31, 2012, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2012	21

Notes to Financial Statements (concluded)

7. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended		Year Ended
	January 31, 2012		January 31, 2011
	Shares	Amount	Shares	Amount
Institutional
Shares sold	4,109,012	$70,370,880	1,439,774	$22,122,137
Shares issued to shareholders
in reinvestment of dividends	28,586	530,557	—	—
Shares redeemed	(2,221,075)	(37,522,051)	(1,269,170)	(18,350,018)
Net increase	1,916,523	$33,379,386	170,604	$3,772,119

Investor A
Shares sold and automatic conversion of shares	5,469,175	$94,004,870	3,343,064	$49,917,396
Shares issued to shareholders in
reinvestment of dividends	37,113	671,759	—	—
Shares redeemed	(3,939,272)	(66,582,858)	(2,330,193)	(33,890,163)
Net increase	1,567,016	$28,093,771	1,012,871	$16,027,233

Investor B
Shares sold	30,429	$474,758	53,313	$722,078
Shares redeemed and automatic
conversion of shares	(206,367)	(3,218,072)	(577,849)	(7,630,539)
Net decrease	(175,938)	$(2,743,314)	(524,536)	$(6,908,461)

Investor C
Shares sold	737,500	$11,284,800	968,938	$13,152,587
Shares redeemed	(1,297,082)	(19,790,286)	(1,263,301)	(16,853,753)
Net decrease	(559,582)	$(8,505,486)	(294,363)	$(3,701,166)

Class R
Shares sold	1,722,287	$27,355,609	2,042,715	$27,984,844
Shares redeemed	(2,696,984)	(42,700,304)	(1,750,630)	(24,178,784)
Net increase (decrease)	(974,697)	$(15,344,695)	292,085	$3,806,060

8. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

22	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Mid Cap Value Opportunities Fund and Board of Directors of BlackRock Mid Cap Value Opportunities Series, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Mid Cap Value Opportunities Fund (the “Fund”) of BlackRock Mid Cap Value Opportunities Series, Inc., including the schedule of investments, as of January 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc. as of January 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
March 29, 2012

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distribution paid by BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc. for the taxable year ended January 31, 2012.

	Record Date Payable Date	7/20/2011 7/22/2011
Qualified Dividend Income for Individuals		100%
Dividends Qualifying for the Dividends Received Deduction for Corporations		100%

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2012	23

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Series	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Independent Directors[1]
Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	29 RICs consisting of 82 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemicals); RTI International Metals, Inc. (metals); TE Connectivity (electronics)
Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Director	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.	29 RICs consisting of 82 Portfolios	Watson Pharmaceuticals, Inc.
James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Director	Since 2002	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 82 Portfolios	None
Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	29 RICs consisting of 82 Portfolios	None
Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Director, Lifestyle Family Fitness (fitness industry) since 2006; Director, IDology, Inc. (technology solutions) since 2006; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	29 RICs consisting of 82 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)
Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) since 2007; Member of the International Advisory Board GML (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2010.	29 RICs consisting of 82 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)
Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Director	Since 2005	Professor, Harvard University since 1992.	29 RICs consisting of 82 Portfolios	None
John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Chairman and Director, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc.(energy solutions company) from 2006 to 2007.	29 RICs consisting of 82 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); (retailer)
Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Director	Since 2002	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 2000; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; President, American Bar Association from 1995 to 1996.	29 RICs consisting of 82 Portfolios	None

24	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2012

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Series	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation since 2008; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.	29 RICs consisting of 82 Portfolios	None
	[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
	[2]	Date shown is the earliest date a person has served for the Series covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Directors as joining the Series’ board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez,1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director, BlackRock, and Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock's Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	159 RICs consisting of 286 Portfolios	None
Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corp- oration, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	29 RICs consisting of 82 Portfolios	BlackRock, Inc.
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	159 RICs consisting of 286 Portfolios	None

	[3]	Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Series based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Series based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2012	25

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Series	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.
[1] Officers of the Series serve at the pleasure of the Board.
Further information about the Series’ Officers and Directors is available in the Series’ Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809 Sub-Advisor BlackRock Investment Management, LLC Princeton, NJ 08540	Custodian The Bank of New York Mellon New York, NY 10286 Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Accounting Agent State Street Bank and Trust Company Boston, MA 02110 Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019 Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

26	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2012

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2012	27

Additional Information (continued)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

28	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2012

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2012	29

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds
BlackRock ACWI ex-US Index Fund	BlackRock Global Allocation Fund†	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Dividend Income Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global Dynamic Equity Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock Balanced Capital Fund†	BlackRock Global Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Basic Value Fund	BlackRock Global SmallCap Fund	BlackRock Pacific Fund
BlackRock Capital Appreciation Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Russell 1000 Index Fund
BlackRock China Fund	BlackRock Index Equity Portfolio	BlackRock Science & Technology
BlackRock Commodity Strategies Fund	BlackRock India Fund	Opportunities Portfolio
BlackRock Emerging Markets Fund	BlackRock International Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Emerging Markets Long/Short	BlackRock International Index Fund	BlackRock Small Cap Growth Fund II
Equity Fund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Index Fund
BlackRock Energy & Resources Portfolio	BlackRock Large Cap Core Fund	BlackRock S&P 500 Index Fund
BlackRock Equity Dividend Fund	BlackRock Large Cap Core Plus Fund	BlackRock S&P 500 Stock Fund
BlackRock EuroFund	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Focus Growth Fund	BlackRock Large Cap Value Fund	BlackRock Value Opportunities Fund
	BlackRock Latin America Fund	BlackRock World Gold Fund

Fixed Income Funds
BlackRock Bond Index Fund	BlackRock High Yield Bond Portfolio	BlackRock Multi-Sector Bond Portfolio
BlackRock Core Bond Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Strategic Income
BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio	Opportunities Portfolio
BlackRock Floating Rate Income Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock Total Return Fund
BlackRock Global Long/Short Credit Fund	BlackRock Low Duration Bond Portfolio	BlackRock US Government Bond Portfolio
BlackRock GNMA Portfolio	BlackRock Multi-Asset Income Portfolio†	BlackRock US Mortgage Portfolio
BlackRock World Income Fund

Municipal Bond Funds
BlackRock California Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund

Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

† Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

30	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2012

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#MIDCAPVAL-1/12-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc.	$29,600	$29,200	$400	$0	$12,350	$12,350	$N/A	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,970,000	$3,030,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc.	$12,750	$12,350

Additionally, SAS No. 70 fees for the current and previous fiscal years of $2,970,000 and $3,030,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) –	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) –	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc.

Date: April 2, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc.

Date: April 2, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc.

Date: April 2, 2012